Exhibit 99.1

                                   BEFORE THE
                            UNITED STATES OF AMERICA
                      FEDERAL ENERGY REGULATORY COMMISSION

FACT-FINDING INVESTIGATION OF POTENTIAL      )         DOCKET NO. PA02-2-000
MANIPULATION OF ELECTRIC AND                 )
NATURAL GAS PRICES                           )


TO: DONALD J. GELINAS, ASSOCIATE DIRECTOR OF OFFICE OF MARKETS, TARIFFS, AND
RATES

                     RESPONSE OF THE PINNACLE WEST COMPANIES
                    TO COMMISSION'S MAY 8, 2002 DATA REQUEST

     The following constitutes the response of Arizona Public Service Company ("APS") and its affiliates, Pinnacle West Capital Corporation ("PWCC"), Pinnacle West Energy Corporation, and APS Energy Services Company, Inc. ("APSES") (collectively the "Pinnacle West Companies") to the Commission's Data Request dated May 8, 2002, addressed to those sellers of wholesale electricity and/or ancillary services to the California Independent System Operator ("Cal ISO") and/or the California Power Exchange ("Cal PX") (the "Data Requests").

     Given their geographical proximity to California, the Pinnacle West Companies have had a long history of trading, extending over some 40 years, with and in the California energy markets. During the period at issue, the Pinnacle West Companies were a net buyer of energy from the California market and were compelled to rely in part on the California market, particularly during the peak summer season, to assure reliable electric service to the Pinnacle West Companies' customers. In fact, in the current California refund proceeding at

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FERC, SAN DIEGO GAS & ELECTRIC COMPANY, ET. AL., Docket No. EL00-95-045, the Cal
PX has acknowledged that the Pinnacle West Companies are owed a net refund of $3.9 million as a result of the total cost of the Pinnacle West Companies' purchases from the Cal PX during much of 2000 and 2001.

     It is now only too apparent that the basic structure and the rules applicable to the California markets were poorly designed and, in many instances, dysfunctional. Underscheduling and other strategies by utilities in California are well-documented, along with their results. The so-called "Enron" strategies referred to in the Data Request indicate that other strategies may have had some market impact. Some of these efforts appear to be within the realm of normal (albeit aggressive) trading activities associated with commodities markets, and in some cases may have been a beneficial counterpoint to the dramatic underscheduling by the California utilities. Other activities appear to clearly cross the line, based on the limited information available. For example, in one instance the Enron documents refer to a complaint by APS to the Cal ISO with respect to Enron buying non-firm energy from APS and reselling it to the Cal ISO as firm. APS responded in this instance promptly by complaining to the Cal ISO.

     Given the turbulent California markets at the time, in August of 2000, the Pinnacle West Companies approached Accenture LLP (formerly Andersen Consulting
LLP) to request a broad  overview  for internal  purposes of the  Pinnacle  West
Companies' California trading practices. Specifically, the Pinnacle West Companies requested a basic analysis of two questions: (1) during the Summer of 2000, did APS act within the rules of the California electric market, and (2) were there any practices that, while strictly within the rules, may have been perceived by others (either rightly or wrongly) as questionable. The related

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internal  report,  which is being  provided to FERC on a  confidential  basis as requested by Accenture, indicates that no evidence of improper conduct was found during the review. The report and the letter from Accenture requesting confidential treatment are attached as Attachments D and E, respectively.

     In responding to the current Data Requests, and as described in the accompanying affidavit of David A. Hansen, Vice President of Pinnacle West Marketing and Trading for Pinnacle West Capital Corporation, the Pinnacle West Companies conducted a thorough investigation by outside counsel into the trading activities of their employees and agents in the United States portion of the WSCC during the years 2000 and 2001. This investigation included interviews of trading and other personnel and a review of available documentation during the limited time available since the issuance of the data request on May 8, 2002. To the extent that additional documentation or information is discovered that warrants supplementation of this response, the Pinnacle West Companies will do so promptly.

     The Pinnacle West Companies are also providing detailed spreadsheets with this response summarizing various transactions during the period 2000-2001. Because of the sheer volume of the related supporting documentation and the relatively short time frame in which the Pinnacle West Companies have been requested to provide responses to the Data Requests, the underlying data is not being provided with this response. Such data will, of course, be made available for FERC's review whenever requested. In addition, the Pinnacle West Companies have preserved all existing responsive telephone records since their receipt of the Data Request (covering the period May 8, 2001 through the end of 2001) and will similarly make these recordings available for FERC's review upon request.

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     The specific requests for admissions and other requests are set forth below followed by the Pinnacle West Companies' responses.

I.   REQUESTS FOR ADMISSIONS

          A.1 ADMIT OR DENY: THE COMPANY ENGAGED IN ACTIVITY REFERRED TO IN THE ENRON MEMORANDA AS "EXPORT OF CALIFORNIA POWER" DURING THE PERIOD 2000-2001, IN WHICH THE COMPANY BUYS ENERGY AT THE CAL PX TO EXPORT OUTSIDE OF CALIFORNIA IN ORDER TO TAKE ADVANTAGE OF THE PRICE SPREAD BETWEEN CALIFORNIA MARKETS (WHICH WERE CAPPED) AND UNCAPPED MARKETS OUTSIDE CALIFORNIA.

          The Pinnacle West Companies deny that they engaged in a strategy to export energy from California in order to take advantage of the price spread between capped California markets and uncapped markets outside of California. Again, the Pinnacle West Companies have bought energy from and sold energy to California markets for decades in order to meet their public utility obligations to provide reliable, efficient and economical service to their customers. Such buying and selling of energy is a normal function of a utility's responsibilities to provide the least cost and most reliable delivery of energy. This basic fact remained true in 2000 and 2001. As stated above, the Pinnacle West Companies purchased from California to

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     serve APS loads. In this regard, during the period 2000-2001,  the majority of the Pinnacle West Companies' Cal PX purchases derived from the fact that a shaped product could be purchased from the Cal PX. In contrast, other sellers of firm energy required the Pinnacle West Companies to buy in 16 hour blocks. By example, where the Pinnacle West Companies believed that firm energy was needed for only a few hours during peak periods, they would purchase that energy from the Cal PX, often at a higher price than the average price per MWhr offered by other sellers for a 16 hour block of energy. In addition, in the majority of the Pinnacle West Companies' purchases from the Cal PX, the purchase price was below the capped price and thus the decision to purchase plainly had nothing to do with capped versus uncapped markets. Moreover, the Pinnacle West Companies had no way of knowing whether the energy it purchased was actually generated in California.

          Consistent with the above, on many occasions purchases were made in the California market for export to serve the Pinnacle West Companies' customers, but were not ultimately needed for those customers. This energy was then resold to others inside and outside of California. Far from taking advantage of capped versus uncapped markets, the revenue the Pinnacle West Companies received for the resale of this energy was less than the cost incurred for the purchase from the Cal PX by $9.3 million.

          It should also be noted that the Pinnacle West Companies were obligated under prudent utility practices and, at times, Department of Energy and FERC orders, to offer excess energy into California and/or Western markets. The Pinnacle West Companies on occasion may have had

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     excess  energy  available  from  California  purchases  that was later sold pursuant to the requirements of those orders. Again, in such circumstances, the Pinnacle West Companies could not have engaged in such sales "in order to take advantage of the price spread between capped California markets and uncapped markets outside of California."

          Although not required by this request, the Pinnacle West Companies have provided with this response, as Attachments A and B, spreadsheets showing the purchases of energy from the Cal PX which were later exported out of the state during the period 2000-2001. These spreadsheets list the date of the purchase, the volume and price of the energy purchased from the Cal PX, the delivery point, and, where applicable, the resale price of the energy, the volume sold and the purchaser. The detailed transactional documents from which this data was obtained will be made available for FERC's review upon request.

          A.2. IF YOU SO ADMIT, PROVIDE COMPLETE DETAILS AS TO ALL TRANSACTIONS YOUR COMPANY ENGAGED IN AS PART OF THIS ACTIVITY, INCLUDING THE DATES OF ALL PURCHASES AND SALES OF ENERGY AND/OR ANCILLARY SERVICES, COUNTER-PARTIES TO THE TRANSACTIONS, PRICES AND VOLUMES, DELIVERY POINTS, AND CORRESPONDING CAL ISO SCHEDULES. ALSO, PROVIDE ALL DOCUMENTS THAT REFER OR RELATE TO THE ACTIVITY DESCRIBED IMMEDIATELY ABOVE.

          Not applicable.

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          B.1. ADMIT OR DENY: THE COMPANY  ENGAGED IN ACTIVITY  DESCRIBED IN THE
     ENRON MEMORANDA AS "NON-FIRM EXPORT" DURING THE PERIOD 2000-2001, IN WHICH THE COMPANY GETS A COUNTERFLOW (SCHEDULING ENERGY IN THE OPPOSITE DIRECTION OF A CONSTRAINT) CONGESTION PAYMENT FROM THE CAL ISO BY SCHEDULING NON-FIRM ENERGY FROM A POINT IN CALIFORNIA TO A CONTROL AREA OUTSIDE OF CALIFORNIA, AND CUTTING THE NON-FIRM ENERGY AFTER IT RECEIVES SUCH PAYMENT.

          The Pinnacle West Companies deny that they engaged in the activity described in B.1. above and the Enron memoranda.

          B.2. IF YOU SO ADMIT, PROVIDE COMPLETE DETAILS AS TO ALL TRANSACTIONS THAT YOUR COMPANY ENGAGED IN AS PART OF THIS ACTIVITY, INCLUDING THE DATES OF ALL TRANSACTIONS, CONGESTION PAYMENTS RECEIVED, CORRESPONDING CAL ISO SCHEDULES, COUNTER PARTIES, AND DELIVERY POINTS. ALSO PROVIDE ALL DOCUMENTS THAT REFER OR RELATE TO THE ACTIVITY DESCRIBED IMMEDIATELY ABOVE.

          Not applicable.

          C.1. ADMIT OR DENY: THE COMPANY ENGAGED IN ACTIVITY DESCRIBED IN THE ENRON MEMORANDA AS "DEATH STAR" DURING THE PERIOD 2000-2001, IN WHICH THE COMPANY SCHEDULES ENERGY IN THE OPPOSITE DIRECTION OF CONGESTION (COUNTERFLOW), BUT NO ENERGY IS ACTUALLY PUT ONTO THE GRID OR TAKEN OFF OF THE GRID. THIS ALLOWS THE COMPANY TO RECEIVE CONGESTION PAYMENTS FROM THE CAL ISO.

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          The  Pinnacle  West  Companies  deny that they engaged in the activity described in C.1. above and the Enron memoranda.

          C.2. IF YOU SO ADMIT, PROVIDE COMPLETE DETAILS AS TO ALL TRANSACTIONS THAT YOUR COMPANY ENGAGED IN AS PART OF THIS ACTIVITY, INCLUDING THE DATES OF ALL TRANSACTIONS, ALL TRANSMISSION AND ENERGY SCHEDULES, THE COUNTER PARTIES, ALL CONGESTION PAYMENTS RECEIVED. ALSO, PROVIDE ALL DOCUMENTS THAT REFER OR RELATE TO THE ACTIVITY DESCRIBED IMMEDIATELY ABOVE.

          Not applicable.

          D.1. ADMIT OR DENY: THE COMPANY ENGAGED IN ACTIVITY DESCRIBED IN THE ENRON MEMORANDA AS "LOAD SHIFT" DURING THE PERIOD 2000-2001. THIS VARIANT OF "RELIEVING CONGESTION" INVOLVES SUBMITTING ARTIFICIAL SCHEDULES IN ORDER TO RECEIVE INTER-ZONAL CONGESTION PAYMENTS. THE APPEARANCE OF CONGESTION IS CREATED BY DELIBERATELY OVER-SCHEDULING LOAD IN ONE ZONE (E.G., NP-15), AND UNDER SCHEDULING LOAD IN ANOTHER, CONNECTING ZONE (E.G., SP-15); AND SHIFTING LOAD FROM A CONGESTED ZONE TO THE LESS CONGESTED ZONE, THEREBY EARNING CONGESTION PAYMENTS FOR REDUCING CONGESTION.

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          The  Pinnacle  West  Companies  deny that they engaged in the activity described above in D.1. and the Enron memoranda.

          D.2. IF YOU SO ADMIT, PROVIDE COMPLETE DETAILS AS TO ALL TRANSACTIONS THAT YOUR COMPANY ENGAGED IN AS PART OF THIS ACTIVITY, INCLUDING THE DATES OF ALL TRANSACTIONS, ALL SCHEDULES OF LOAD BY ZONE, AND CONGESTION PAYMENTS RECEIVED. ALSO, PROVIDE ALL DOCUMENTS THAT REFER OR RELATE TO THE ACTIVITY DESCRIBED IMMEDIATELY ABOVE.

          Not applicable.

          E.1. ADMIT OR DENY: THE COMPANY ENGAGED IN ACTIVITY DESCRIBED IN THE ENRON MEMORANDA AS "GET SHORTY" DURING THE PERIOD 2000-2001, ALSO KNOWN AS "PAPER TRADING" OF ANCILLARY SERVICES IN WHICH IT: (I) SELLS ANCILLARY SERVICES IN THE DAY-AHEAD MARKET; AND (II) THE NEXT DAY, IN THE REAL-TIME MARKET, THE COMPANY "ZEROS OUT" THE ANCILLARY SERVICES BY CANCELING THE COMMITMENT TO SELL AND BUYING ANCILLARY SERVICES IN THE REAL-TIME MARKET TO COVER ITS POSITION. THE PHRASE "PAPER TRADING" IS USED BECAUSE THE SELLER DOES NOT ACTUALLY HAVE THE ANCILLARY SERVICES TO SELL.

          The Pinnacle West Companies deny that they engaged in the activity described in E.1. and the Enron memoranda.

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          E.2. IF YOU SO ADMIT,  PROVIDE COMPLETE DETAILS AS TO ALL TRANSACTIONS
     THAT YOUR COMPANY ENGAGED IN AS PART OF THIS TRADING STRATEGY, INCLUDING THE DATES OF ALL TRANSACTIONS; PRICES AND VOLUMES FOR SALES OF ANCILLARY SERVICES IN THE DAY-AHEAD MARKET; THE CANCELLATION OF SUCH SALES, PRICES AND VOLUMES FOR THE PURCHASE OF ANCILLARY SERVICES IN THE REAL-TIME MARKET TO COVER THE COMPANY'S POSITION; AND CORRESPONDING SCHEDULES. ALSO, PROVIDE ALL DOCUMENTS THAT REFER OR RELATE TO THE ACTIVITY DESCRIBED IMMEDIATELY ABOVE.

          Not applicable.

          F.1. ADMIT OR DENY: THE COMPANY ENGAGED IN ACTIVITY DESCRIBED IN THE ENRON MEMORANDA AS "WHEEL OUT" DURING THE PERIOD 2000-2001. KNOWING THAT AN INTERTIE IS COMPLETELY CONSTRAINED (I.E., ITS CAPACITY IS SET AT ZERO), OR THAT A LINE IS OUT OF SERVICE, THE COMPANY SCHEDULES A TRANSMISSION FLOW OVER THE FACILITY. THE COMPANY ALSO KNOWS THAT THE SCHEDULE WILL BE CUT AND IT WILL RECEIVE A CONGESTION PAYMENT WITHOUT ACTUALLY HAVING TO SEND ENERGY OVER THE FACILITY.

          The Pinnacle West Companies deny that they engaged in the activity described in F.1. and the Enron memoranda.

          F.2. IF YOU SO ADMIT, PROVIDE COMPLETE DETAILS AS TO ALL TRANSACTIONS THAT YOUR COMPANY ENGAGED IN AS PART OF THIS ACTIVITY, INCLUDING THE DATES

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     OF  ALL  TRANSACTIONS,   CORRESPONDING  SCHEDULES,   COUNTER  PARTIES,  AND
     CONGESTION PAYMENTS RECEIVED. ALSO, PROVIDE ALL DOCUMENTS THAT REFER OR RELATE TO THE ACTIVITY DESCRIBED IMMEDIATELY ABOVE.

          Not applicable.

          G.1. ADMIT OR DENY: THE COMPANY ENGAGED IN ACTIVITY DESCRIBED IN THE ENRON MEMORANDA AS "FAT BOY" DURING THE PERIOD 2000-2001 IN WHICH THE COMPANY ARTIFICIALLY INCREASES LOAD ON THE SCHEDULE IT SUBMITS TO THE CAL ISO WITH A CORRESPONDING AMOUNT OF GENERATION. THE COMPANY THEN DISPATCHES THE GENERATION ITS [SIC] SCHEDULES, WHICH IS IN EXCESS OF ITS ACTUAL LOAD. THIS RESULTS IN THE CAL ISO PAYING THE COMPANY FOR THE EXCESS GENERATION. SCHEDULING COORDINATORS THAT SERVE LOAD IN CALIFORNIA MAY BE ABLE TO USE THIS ACTIVITY TO INCLUDES [SIC] THE GENERATION OF OTHER SELLERS.

          The Pinnacle West Companies deny that they engaged in a strategy to artificially increase their scheduled load in California to take into account the Cal ISO's underestimate of expected load in California in order to take advantage of favorable movements in real-time ex post prices, as that strategy is detailed in the Enron memoranda. The Pinnacle West Companies' overscheduling during the two year period at issue amounted to only 8% of its small scheduled California load and was undertaken for the reasons outlined below.

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          Again,  as described in more detail above,  it must be remembered that the Pinnacle West Companies are net buyers of energy from the California market. During the period 2000-2001, as in prior years, the Pinnacle West Companies purchased energy primarily to meet APS's load obligations and in order to insure the reliability of service to these load customers. In the event such energy was not used for APS's load, the Pinnacle West Companies would sell the excess energy at a price determined in the real-time market
     - I.E. as a price taker - and again, ultimately at a significant LOSS.

          In 1999, APS (and later APSES) began serving a very limited number of retail customers in California. During the year 2000, the retail load in California amounted to an average of only 120 to 140 megawatts, and far less in 2001. The retail load was scheduled slightly above expected load for several reasons. For example, in developing its California retail load forecast, the schedules for such customers were typically increased by 4 to 5 percent above expected load. This is a prudent measure in that it accounts for variations in conditions which could affect the load forecast or the supply of energy, including changing weather conditions, loss of transmission lines or line losses, additions of new facilities by retail customers, the unanticipated outage of a generating facility and uncertain load forecasts by newly transferred retail customers. Above all, the Pinnacle West Companies did not want to be "short" in the California market and thereby be subject to the increasingly volatile imbalance charges in that market. Generally, the reason for using this methodology was operational or ease of execution, and not price. On a few occasions (involving 16 transactions and averaging approximately only 500 MWhrs) the

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     California  retail load  forecast  was  increased to allow the energy to be sold at the real-time ex post market instead of selling the generation in the Cal PX day-of market or the Cal ISO supplemental market.

          In addition, a major portion of the increase in California load involved a contract with the Modesto Irrigation District ("MID") entered into on February 9, 1999. Pursuant to that contract, APS agreed to provide MID with a call option on summer energy supply during the months of June through October 2000. Under the contract, MID could increase in real time the amount of energy to be delivered by APS with four hours notice to APS. In order to accommodate MID's potential call on the energy, APS increased its scheduled load by no more than the anticipated hourly call obligation with MID, which varied monthly, to account for the possibility that MID would request additional energy. If MID, however, did not request all of the energy included in the forecast, APS would be paid for the excess generation, at whatever price was established by the market; APS was a price-taker at all times and utilized this procedure in order to assure the contracted supply to a California customer. Price was not a factor in the use of this methodology for the MID contract.

          The total Pinnacle West Companies overscheduled load during 2000 and 2001 amounted to 76,059 MWhrs, out of an estimated minimum Cal ISO load of 500,000,000 MWhrs for that period. In other words, the Pinnacle West Companies overscheduled load was only a 0.0015 share of the energy delivered in the Cal ISO for that period. The details of the above transactions are included in Attachment C to this response. This Attachment

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     consists  of a series of  spreadsheets  showing  the  scheduled  load,  the metered load, the total imbalance and the amount added to the scheduled load. They also provide the total settlement received from the Cal ISO for
     excess  generation.   Detailed  transactional   documents  from  which  the
     spreadsheets were prepared are available for FERC's review.

          G.2. IF YOU SO ADMIT, PROVIDE COMPLETE DETAILS AS TO ALL TRANSACTIONS THAT YOUR COMPANY ENGAGED IN AS PART OF THIS ACTIVITY, INCLUDING THE DATES OF ALL TRANSACTIONS, CORRESPONDING SCHEDULES, AND PAYMENTS FROM THE CAL ISO FOR EXCESS GENERATION (INCLUDING BOTH PRICE AND VOLUMES). ALSO, PROVIDE ALL DOCUMENTS THAT REFER OR RELATE TO THE ACTIVITY DESCRIBED IMMEDIATELY ABOVE.

          Not applicable.

          H.1. ADMIT OR DENY: THE COMPANY ENGAGED IN ACTIVITY DESCRIBED IN THE ENRON MEMORANDA AS "RICOCHET," ALSO KNOWN AS "MEGAWATT LAUNDERING," DURING THE PERIOD 2000-2001, IN WHICH THE COMPANY: (I) BUYS ENERGY FROM THE CAL PX AND EXPORTS TO ANOTHER ENTITY, WHICH CHARGES A SMALL FEE; AND (II) THE FIRST COMPANY RESELLS THE ENERGY BACK TO THE CAL ISO IN THE REAL-TIME MARKET.

          The Pinnacle West Companies deny that they engaged in the activity described in H.1. and the Enron memoranda.

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          H.2. IF YOU SO ADMIT,  PROVIDE COMPLETE DETAILS AS TO ALL TRANSACTIONS
     THAT YOUR COMPANY ENGAGED IN AS PART OF THIS ACTIVITY, INCLUDING THE DATES FOR ALL TRANSACTIONS, NAMES OF COUNTER PARTIES AND WHETHER THEY WERE AFFILIATES, THE FEES CHARGED, PRICES AND VOLUMES FOR ENERGY THAT WAS BOUGHT AND THEN RESOLD. ALSO, PROVIDE ALL DOCUMENTS THAT REFER OR RELATE TO THE ACTIVITY DESCRIBED IMMEDIATELY ABOVE.

          Not applicable.

          I.1. ADMIT OR DENY: THE COMPANY ENGAGED IN ACTIVITY DESCRIBED IN THE ENRON MEMORANDA AS "SELLING NON-FIRM ENERGY AS FIRM ENERGY" DURING THE PERIOD 2000-2001, IN WHICH THE COMPANY SELLS OR RESELLS WHAT IS ACTUALLY NON-FIRM ENERGY TO THE CAL PX, BUT CLAIMS THAT IT IS "FIRM" ENERGY. THIS ALLOWS THE COMPANY TO RECEIVE PAYMENT FROM THE CAL ISO FOR ANCILLARY SERVICES THAT IT CLAIMS TO BE PROVIDING, BUT DOES NOT IN FACT PROVIDE.

          The Pinnacle West Companies deny that they engaged in the activity described in I.1. and the Enron memoranda.

          I.2. IF YOU SO ADMIT, PROVIDE COMPLETE DETAILS AS TO ALL TRANSACTIONS THAT YOUR COMPANY ENGAGED IN AS PART OF THIS ACTIVITY, INCLUDING THE DATES FOR ALL TRANSACTIONS, PRICES AND VOLUMES, AND CORRESPONDING SCHEDULES. ALSO, PROVIDE ALL DOCUMENTS THAT REFER OR RELATE TO THE ACTIVITY DESCRIBED IMMEDIATELY ABOVE.

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          Not applicable.

          J.1. ADMIT OR DENY: THE COMPANY ENGAGED IN ACTIVITY DESCRIBED IN THE ENRON MEMORANDA AS "SCHEDULING ENERGY TO COLLECT CONGESTION CHARGE II" DURING THE PERIOD 2000-2001, IN WHICH THE COMPANY: (I) SCHEDULES A COUNTERFLOW EVEN THOUGH IT DOES NOT HAVE ANY AVAILABLE GENERATION; (II) IN REAL TIME, THE CAL ISO CHARGES THE COMPANY FOR EACH MW THAT IT WAS SHORT; AND (III) THE COMPANY COLLECTS A CONGESTION PAYMENT ASSOCIATED WITH THE COUNTERFLOW SCHEDULED. THIS ACTIVITY IS PROFITABLE WHENEVER THE CONGESTION PAYMENT IS GREATER THAN THE CHARGE ASSOCIATED WITH THE ENERGY THAT WAS NOT DELIVERED.

          The Pinnacle West Companies deny that they were engaged in the activity described in J.1. and the Enron memoranda.

          J.2. IF YOU SO ADMIT, PROVIDE COMPLETE DETAILS AS TO ALL TRANSACTIONS THAT YOUR COMPANY ENGAGED IN AS PART OF THIS ACTIVITY, INCLUDING THE DATES FOR ALL TRANSACTIONS, CORRESPONDING SCHEDULES, PRICES AND VOLUMES, AND CONGESTION PAYMENTS RECEIVED. ALSO, PROVIDE ALL DOCUMENTS THAT REFER OR RELATE TO THE ACTIVITY DESCRIBED IMMEDIATELY ABOVE.

                                       16
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          Not applicable.

          K.1. ADMIT OR DENY: THE COMPANY ENGAGED IN ANY ACTIVITY DURING THE PERIOD 2000-2001 THAT IS A VARIANT OF ANY OF THE ABOVE-DESCRIBED ACTIVITIES OR THAT IS A VARIANT OF, OR USES THE ACTIVITIES KNOWN AS, "INC-ING LOAD" OR "RELIEVING CONGESTION," AS DESCRIBED ABOVE.

          The Pinnacle West Companies deny that they engaged in any activity during the period 2000-2001 that is a variant of any of the above activities.

          K.2. IF YOU SO ADMIT, PROVIDE A NARRATIVE DESCRIPTION OF EACH SPECIFIC TIME IN WHICH THE COMPANY ENGAGED IN SUCH ACTIVITY AND PROVIDE COMPLETE DETAILS OF THOSE TRANSACTIONS, INCLUDING THE DATES OF THE TRANSACTIONS,
     COUNTER PARTIES, PRICES AND VOLUMES BOUGHT OR SOLD, CORRESPONDING SCHEDULES, AND ANY CONGESTION PAYMENTS RECEIVED. ALSO, PROVIDE ALL DOCUMENTS THAT REFER TO OR RELATE TO SUCH ACTIVITIES.

          Not applicable.

II.  REQUESTS FOR PRODUCTION OF DOCUMENTS

     A. PROVIDE COPIES OF ALL COMMUNICATIONS OR CORRESPONDENCE, INCLUDING E-MAIL MESSAGES, INSTANT MESSAGES, OR TELEPHONE LOGS, BETWEEN YOUR

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          COMPANY  AND  ANY  OTHER  COMPANY   (INCLUDING   YOUR   AFFILIATES  OR
          SUBSIDIARIES) WITH RESPECT TO ALL OF THE TRADING STRATEGIES  DISCUSSED
          IN  THE  ENRON  MEMORANDA  (BOTH  THE  TEN   "REPRESENTATIVE   TRADING
          STRATEGIES" AS WELL AS "INC-ING LOAD" AND "RELIEVING CONGESTION"). THIS REQUEST ENCOMPASSES ALL TRANSACTIONS CONDUCTED AS PART OF SUCH TRADING STRATEGIES ENGAGED IN BY YOUR COMPANY AND THE OTHER COMPANY IN THE U.S. PORTION OF THE WSCC DURING THE PERIOD 2000-2001.

               Not applicable.

     B. PROVIDE COPIES OF ALL MATERIAL, INCLUDING, BUT NOT LIMITED TO, OPINION LETTERS, MEMORANDA, COMMUNICATIONS (INCLUDING E-MAILS AND TELEPHONE
          LOGS), OR REPORTS, THAT ADDRESS OR DISCUSS YOUR COMPANY'S KNOWLEDGE OF, AWARENESS OF, UNDERSTANDING OF, OR EMPLOYMENT OR USE OF ANY OF THE TRADING STRATEGIES DISCUSSED IN THE ENRON MEMORANDA, OR SIMILAR TRADING STRATEGIES, IN THE U.S. PORTION OF THE WSCC DURING THE PERIOD 2000-2001. THE SCOPE OF THIS REQUEST ENCOMPASSES ALL MATERIAL THAT ADDRESS OR DISCUSS YOUR COMPANY'S KNOWLEDGE OR AWARENESS OF OTHER COMPANIES' USE OF THE TRADING STRATEGIES DISCUSSED IN THE ENRON MEMORANDA, OR SIMILAR TRADING STRATEGIES, INCLUDING, BUT NOT LIMITED
          TO: (I) OFFERS BY SUCH COMPANIES TO JOIN IN TRANSACTIONS RELATED TO SUCH TRADING STRATEGIES, REGARDLESS OF WHETHER SUCH OFFERS WERE

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          DECLINED OR ACCEPTED; AND (II) POSSIBLE RESPONSES BY YOUR COMPANIES TO
          OTHER COMPANIES' USE OF SUCH TRADING STRATEGIES. TO THE EXTENT THAT YOU WISH TO MAKE A CLAIM OF PRIVILEGE WITH RESPECT TO ANY RESPONSIVE MATERIAL, PLEASE PROVIDE AN INDEX OF EACH OF THOSE MATERIALS, WHICH INCLUDES THE DATE OF THE [SIC] EACH INDIVIDUAL DOCUMENT, ITS TITLE, ITS RECIPIENT(S) AND ITS SENDER(S), A SUMMARY OF THE CONTENTS OF THE DOCUMENT, AND THE BASIS OF THE CLAIM OF PRIVILEGE.

               As Enron noted in the memoranda which are the subject of this Data Request, the Pinnacle West Companies are aware of one incident occuring during the period 2000-2001 in which Enron sought to sell to the Cal ISO non-firm energy (purchased from the Pinnacle West Companies) as firm energy. When it learned of Enron's sale, it advised the Cal ISO that the energy it sold to Enron was non-firm. Although the Pinnacle West Companies are making a concerted effort to locate the related documents, the Pinnacle West Companies have not yet located any documents regarding this incident. The Pinnacle West Companies are not aware of any other documents responsive to this request.

III. REQUESTS FOR OTHER INFORMATION

     A. ON PAGE 2 OF THE DECEMBER 8, 2000, ENRON MEMORANDUM, THE AUTHORS ALLEGE THAT TRADERS HAVE LEARNED TO BUILD IN UNDER-SCHEDULING OF

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          ENERGY INTO THEIR  MODELS AND  FORECASTS.  STATE  WHETHER YOUR COMPANY
          BUILT  UNDER-SCHEDULING INTO ANY OF ITS MODELS OR FORECASTS DURING THE
          PERIOD  2000-2001,   AND  PROVIDE  A  NARRATIVE  DESCRIPTION  OF  SUCH
          ACTIVITY. PROVIDE COPIES OF ALL SUCH MODELS OR FORECASTS PREPARED BY OR RELIED ON BY YOUR COMPANY DURING THE PERIOD 2000-2001 THAT HAD UNDER-SCHEDULING BUILT INTO THEM.

               The Pinnacle West Companies did not build under-scheduling into any of its models or forecasts during the period 2000-2001.

     B.   REFER  TO  THE  DISCUSSION  OF  THE  TRADING  STRATEGY   DESCRIBED  AS
          "RICOCHET" IN THE ENRON MEMORANDA. STATE WHETHER YOUR COMPANY PURCHASED ENERGY FROM, OR SOLD ENERGY TO, ANY ENRON COMPANY, INCLUDING PORTLAND GENERAL ELECTRIC COMPANY, AS PART OF A "RICOCHET" (OR MEGAWATT LAUNDERING) TRANSACTION DURING THE PERIOD 2000-2001. PROVIDE COMPLETE DETAILS AS TO SUCH TRANSACTIONS, INCLUDING THE DATES OF THE TRANSACTIONS; THE NAMES, TITLES, AND TELEPHONE NUMBERS OF THE TRADERS AT YOUR COMPANY WHO ENGAGED IN SUCH TRANSACTIONS; THE PRICES AT WHICH YOUR COMPANY BOUGHT AND SOLD SUCH ENERGY (ON A PER TRANSACTION BASIS); THE VOLUMES BOUGHT AND SOLD (ON A PER TRANSACTION BASIS); AND ALL CORRESPONDING SCHEDULES.

               The Pinnacle West Companies did not purchase energy from, or sell energy to, any Enron company, including Portland General Electric Company, as part of a "Ricochet" (or megawatt laundering) transaction during the period 2000-2001.

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